UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2004

                             ______________________

                               COMDIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                           0-9023                  94-2443673
   (STATE OR OTHER                   (COMMISSION               (IRS EMPLOYER
JURISDICTION OF INCORPORATION)       FILE NUMBER)            IDENTIFICATION NO.)


                 106 CATTLEMEN ROAD
                 SARASOTA, FLORIDA                      34232
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (941) 554-5000

ITEM 5.  OTHER EVENTS

         On March 16, 2004, the Company announced the closing of a bridge financing transaction in the amount of $9 million.

ITEM 7.  EXHIBITS

         (a)  None.
         (b)  None.
         (c) 99.1 Press Release dated March 16, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMDIAL CORPORATION


                                   By: /s/ Kenneth M. Clinebell
                                       ------------------------------------
                                       Kenneth M. Clinebell, Senior Vice
                                       President and Chief Financial
                                       Officer